Other operating income/(expense)	12 Months Ended
Dec. 31, 2025
Other operating income/(expense)
Other operating income/(expense)

5.Other operating income/(expense)

Other operating income/expense includes income and expense from all other operating activities which are not related to the ordinary course of business of the Group, such as gains/losses from disposals and transaction-related costs.

In 2024, the Group recognised £121m gain on disposal of the Nicotine Replacement Therapy (NRT) business outside the US. Refer to Note 27 ‘Acquisitions and disposals’ for further details about the business disposal. In 2025, the Group recognised a further £12m gain in relation to the sale of the NRT business which took place in 2024.

In 2023, the Group recognised £10m loss on disposal of the Lamisil brand.